REAFFIRMATION AND RATIFICATION AGREEMENT

December 19, 2008

LVAdministrative Services, Inc.
335 Madison Avenue, 10th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to (i) that certain Security Agreement, dated as of February 6, 2006, by and among Incentra Solutions, Inc. (f/k/a Front Porch Digital, Inc.) a Nevada corporation (the "Parent"), Network System Technologies, Inc., an Illinois corporation (“NST”), Incentra Solutions of the Northwest, Inc., an Oregon corporation  (consisting of the merged predecessor entities of Tactix, Inc. and PWI Technologies, Inc., hereinafter referred to as “ISNW”), Incentra Solutions of the Northeast, Inc., a Delaware corporation (“ISNE”), Incentra Solutions of California, Inc., a Delaware corporation (consisting of the merged predecessor entities of Incentra Solutions of California, Inc. and Incentra Helio Acquisition Corp., hereinafter referred to as“ISC”), ManagedStorage International, Inc., a  Delaware corporation (“MSI”), Incentra Solutions International, Inc., a Delaware corporation (“ISI”), Sales Strategies, Inc., a New Jersey corporation (“SSI” and collectively with Parent, NST, ISNW, ISNE, ISC, MSI, ISI and SSI, the “Companies”, and individually each a “Company”)  and Laurus Master Fund, Ltd. (in Voluntary Liquidation) (“Laurus”) (as amended, modified and/or supplemented from time to time, the “Security Agreement”), (ii) that certain Secured Revolving Note, dated as of February 6, 2006, issued by the Parent, PWI, ISC, MSI and ISI to Laurus, and subsequently assigned in full to each of Valens U.S. SPV I, LLC (“Valens US”) and Valens Offshore SPV II, Corp. (“Valens Offshore II” together with Valens US, each a “Holder” and collectively, the “Holders”) (as amended, modified or supplemented from time to time, the “Revolving Note”), (iii)  Subsidiary Guarantee dated as of February 6, 2006 made by MSI, PWI, ISNE and ISI in favor of Laurus (as amended, modified or supplemented from time to time, including on the date hereof, the “Subsidiary Guarantee”), (b) Master Security Agreement dated as of May 13, 2004 made by the Companies in favor of Laurus (as amended, modified or supplemented from time to time, including on the date hereof, the “Master Security Agreement”), (c) Stock Pledge Agreement dated as of February 6, 2006 made by the Companies in favor of Laurus (as amended, modified or supplemented from time to time, including on the date hereof, the “Stock Pledge Agreement”)  and (d) all other agreements, documents and instruments executed in connection therewith (each as amended, restated, modified and/or supplemented from time to time together with the agreements, documents and instruments described in subsections (a) through (d) above, each an “Existing Agreement” and collectively, the “Existing Agreements”).  On September 28, 2007, Laurus, together with other affiliates of Laurus, appointed LV Administrative Services, Inc. as administrative and collateral agent for Laurus and such affiliates (the “Agent” and together with Laurus, Valens US and Valens Offshore ( the “Creditors”).

To induce Creditors to enter into that certain Overadvance Letter dated as of the date hereof between Creditors and the Company (the “Overadvance Letter”), each Loan Party hereby:

 (a)           has reviewed and approved the terms and provisions of the Overadvance Letter and the documents, instruments and agreements entered into in connection therewith;

 (b)           acknowledges, ratifies and confirms that all of the indebtedness incurred by, and all other obligations and liabilities of, each of the undersigned contained in the Documents, including, without limitation, the Overadvance Payment (as defined in the Overadvance Letter), are deemed “Obligations” under and as defined in the Documents, are in full force and effect and shall remain in full force and effect as of and after the date hereof;

 (c)           acknowledges, ratifies and confirms that all liabilities and obligations of each of the undersigned under the Documents include, without limitation, all obligations and liabilities of the undersigned in respect of the Overadvance Payment the;

 (d)           represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any Document, including, without limitation, in respect of the Overadvance Payment; and

 (e)           acknowledges, ratifies and confirms the grant by each such undersigned to each Creditor of a security interest and charge, to the extent applicable, in the assets of such undersigned as more specifically set forth in the Documents, as applicable, and to the extent such grant of a security interest and charge was not previously made, the undersigned hereby grants to Creditors a security interest in the collateral of such undersigned as set forth and described in the Documents.

 (f)           represents and warrants that all of the representations made by or on behalf of the Companies in the Existing Agreements are true and correct in all material respects on and as of the date hereof.

This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

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This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Very truly yours,

INCENTRA SOLUTIONS, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Chief Corporate Development Officer and Treasurer

MANAGEDSTORAGE INTERNATIONAL, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

INCENTRA SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

INCENTRA SOLUTIONS OF THE NORTHWEST, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

SIGNATURE PAGE TO
REAFFIRMATION AND
RATIFICATION AGREEMENT

INCENTRA SOLUTIONS OF CALIFORNIA, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

NETWORK SYSTEM TECHNOLOGIES, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

INCENTRA SOLUTIONS OF THE NORTHEAST, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

SALES STRATEGIES, INC.

By:	/s/ Matthew G. Richman
Name: Matthew G. Richman
Title: Secretary

SIGNATURE PAGE TO
REAFFIRMATION AND
RATIFICATION AGREEMENT

ACCEPTED AND AGREED TO:

LV ADMINISTRATIVE SERVICES, INC.
as Agent

By:	/s/ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signatory

VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC,
its investment manager

By:	/s/ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signatory

VALENS OFFSHORE SPV II, CORP.
By: Valens Capital Management, LLC,
its investment manager

By:	/s/ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signatory

SIGNATURE PAGE TO
REAFFIRMATION AND
RATIFICATION AGREEMENT